UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2024

SYMBOTIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Research Drive Wilmington, MA	01887
(Address of principal executive offices)	(Zip Code)

(978) 284-2800

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SYM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 19, 2024, Symbotic Inc. (the “Company”) appointed Maria G. Freve to the position of Vice President, Controller and Chief Accounting Officer, effective as of April 15, 2024. In this role, Ms. Freve will serve as the Company’s principal accounting officer. Upon the effective date of Ms. Freve’s appointment as principal accounting officer, Carol Hibbard, the Company’s Chief Financial Officer, will no longer serve as the Company’s principal accounting officer but will continue to serve in her roles as the Company’s Chief Financial Officer, Treasurer and principal financial officer.

Prior to joining the Company, Ms. Freve, age 49, served as the Vice President and Chief Accounting Officer of Sensata Technologies Holding plc, an industrial technology company, from March 2020 until March 2024 after joining Sensata Technologies in January 2020 as Vice President, Accounting. Prior to joining Sensata Technologies, Ms. Freve served in various finance and accounting leadership roles at Dell EMC for 11 years, including Sr. Director of Cross-sell Accounting Operations from November 2016 to January 2020, Sr. Director of Corporate Accounting and Reporting from February 2011 to October 2016, and Director of Corporate Accounting & Reporting from November 2009 to February 2011. Prior to joining Dell, she spent 13 years with PricewaterhouseCoopers LLP providing audit, advisory and M&A related services for both private and public companies. Ms. Freve has a B.S. in Management from Tulane University.

In connection with her appointment and subject to approval by the Company’s Board of Directors, Ms. Freve will be eligible to receive a grant of an equity-based award that is expected to have a grant date value of $600,000, with such terms as determined by the Company’s Board of Directors at the time of grant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2024

Symbotic Inc.

By:	/s/ Carol Hibbard
Name:	Carol Hibbard
Title:	Chief Financial Officer and Treasurer